UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

PARSEC CAPITAL ACQUISITIONS CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40871	86-2087408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 W. Main Street

Lewisville, TX 75057

(Address of principal executive offices, including zip code)

203-524-6524

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	PCXCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	PCX	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PCXCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2021, Parsec Capital Acquisitions Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with EF Hutton, division of Benchmark Investments, LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter 8,625,000 units (the “Units”), which includes 1,250,000 Units issued pursuant to the exercise in full of the Underwriter’s over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one redeemable warrant to purchase one share of Class A Common Stock at an exercise price of $11.50 per share (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $86,250,000. The offering closed on October 8, 2021, and represents the Company’s initial public offering (the “IPO”).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-257766) (as amended, the “Registration Statement”):

●	the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	a Warrant Agreement, dated October 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	a Letter Agreement, dated October 8, 2021, among the Company, its officers and directors and the Company’s sponsor, Parsec Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	an Investment Management Trust Agreement, dated October 8, 2021, between the Company and Continental Stock Transfer & Trust Company, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	a Registration Rights Agreement, dated October 8, 2021, among the Company, the Sponsor and EF Hutton, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	a Private Placement Warrants Purchase Agreement, dated October 8, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto (the “Sponsor Private Placement Warrants Purchase Agreement”) and incorporated herein by reference;

●	an Administrative Support Agreement, dated October 8, 2021, between the Company and Astro Aerospace Ltd., an affiliate of the Sponsor (the “Administrative Support Agreement”) a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

1

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 4,518,750 warrants, including 393,750 warrants issued in connection with the exercise in full of the Underwriter’s over-allotment option (the “Private Placement Warrants”), to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $4,518,750. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Company’s prospectus, dated October 5, 2021 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on October 7, 2021. The issuance of the Private Placement Warrants was made pursuant to an exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 5, 2021, the following individuals were appointed to the board of directors of the Company: Daniel Elwell, William Readdy, Alec Burger and Edmund Moy. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2021, in connection with the IPO, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective the same day. The material terms of the Amended and Restated Certificate of Incorporation are described in the Prospectus, and such description is incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

2

Item 8.01. Other Events.

The Company placed a total of $87,543,750, comprised of $83,025,000 of proceeds from the IPO (which amount includes $3,018,750 of the Underwriter’s deferred discount) and $4,518,750 of the proceeds of the sale of the Private Placement Warrants, in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO (or up to 18 months if the Company extends the period of time to consummate a business combination), subject to applicable law. Following the payment of the underwriters’ commissions and other expenses, the Company will have approximately $1,000,000 of working capital as disclosed in the Registration Statement.

On October 5, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 8, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of October 5, 2021, between the Company and EF Hutton.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated October 8, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated October 8, 2021, among the Company and its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 8, 2021, among the Company, the Sponsor and EF Hutton.

10.4	Private Placement Warrants Purchase Agreement, dated October 8, 2021, between the Company and the Sponsor.

10.5	Administrative Support Agreement, dated October 8, 2021, between the Company and Astro Aerospace Ltd.

99.1	Press Release, dated October 5, 2021.

99.2	Press Release, dated October 8, 2021.

***

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2021	Parsec Capital Acquisitions Corp.

	By:	/s/ Patricia Trompeter
	Name:	Patricia Trompeter
	Title:	Chief Executive Officer

4